Investor Presentation

 Safe Harbor for Forward Looking Statements
 Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
 All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance's investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current legislation and regulatory initiatives, changes in accounting policies, changes in general economic conditions and other factors described in our most recent Annual Report on Form 10-K.
 Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
 Regulation G Disclaimer
 In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-
 GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm.
 The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
 Net premiums written (prior to deposit accounting adjustments) is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written (prior to deposit accounting adjustments) represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written (prior to deposit accounting adjustments) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. Net premiums written (prior to deposit accounting adjustments) should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
 Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on
 Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Forward looking statements & regulation G disclaimer

We believe Endurance offers investors significant upside potential

Price to book[1]
120%
100%
80%
60%
5%
10%
15%
20%
25%
Endurance

Endurance
YOUR RISK IS OUR FOCUS

¿ Deep expertise across business units
¿ Specialty focus and strong diversification has the
 potential to generate higher returns for shareholders,
 with lower volatility
¿ Strong balance sheet supported by conservative
 investment portfolio and prudent reserve balances
¿ Meaningfully improved the risk management and
 diversification of our business over the past three
 years
¿ Proven track record of success: superior ROE,
 underwriting expertise, extensive distribution
 capabilities, risk management culture
¿ Well positioned to fill gaps left by weakened
 incumbents
Established global specialty franchise with full
range of capabilities
Price/Book vs. ROE
3-year average operating ROAE
1. Common stock price as a percentage of diluted book value per share as of August 7, 2009
Note: Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, IPC Re, Axis, Transatlantic, Everest, Partner Re, Montpelier,
 Platinum and Max Capital
Compelling investment opportunity
Investor value proposition

Introduction to Endurance Specialty Holdings
¿ Strong Market Positioning
 – Widely diversified, global specialty insurance and reinsurance provider
 – Over 700 employees in global offices across the United States, Bermuda, Europe, and Asia
 – Domiciled in Bermuda
 – Traded on the New York Stock Exchange (ENH)
¿ Excellent Operating Results
 – 14.2% annualized operating ROE since inception
 – 12.9% annualized growth in book value per share plus dividends since inception
 – 92.2% combined ratio inception to date
¿ Solid Financial Foundation
 – Excellent financial strength with nearly $8.1 BN in assets, $3.1 BN in total capital and $2.5
 BN in shareholders’ equity as of June 30, 2009
 w High quality, liquid investment portfolio
 w Prudent loss reserves
 – Rated “A” by A.M. Best and Standard and Poor’s and A2 by Moody’s with stable outlooks
 – Received the highest ERM ranking of “Excellent” from Standard and Poor’s
¿ Endurance has the potential to generate superior returns on equity over time

Our vision
Our commitments
Our strategy

Endurance
YOUR RISK IS OUR FOCUS

Growth in book value
Superior returns on equity across underwriting cycles
Ethics, integrity, and transparency
To become
the best specialty
insurance and
reinsurance company
in the world
Growth through
specialization
Maximizing returns through
focused portfolio
management
Balance sheet
strength and durability
¿ Aggressively deploy capital to
 opportunities where we can
 maintain a competitive
 advantage based on
 specialized:
 – Products
 – Technology
 – Distribution
¿ Invest to ensure that business
 model is scalable
¿ Manage pricing cyclicality
 through broad access to
 distribution and focus on
 returns-based underwriting
¿ Manage loss volatility through
 a diversified portfolio of
 businesses
¿ Leverage strengths across the
 businesses, e.g. dynamic
 capital allocation
¿ Maintain strong balance sheet
 and reserves
¿ Nurture conservative risk
 culture
¿ Leverage best-in-class ERM
¿ Employ disciplined capital
 management across our
 underwriting and investment
 activities
Our strategy is focused on delivering superior results for shareholders

120%
100%
80%
60%
1997
1999
2001
2003
2005
2007
Industry combined ratio
Surplus Lines combined ratio

Endurance
YOUR RISK IS OUR FOCUS

¿ More attractive margins
¿ Better retention driven by deeper relationships
 and expertise
¿ High barriers to entry
¿ Stable earnings
How specialization leads to success
Why Endurance is well-positioned to succeed
¿ Deep underwriting knowledge of markets and
 distribution across major specialty lines
¿ Technological advantage which improves our
 pricing ability and efficiency
¿ Customized operating model by market type
¿ Active portfolio management to deploy and
 retract capital in response to changing
 market conditions
¿ Strong balance sheet positions us well to
 compete, particularly against those who
 have faltered
Source: AM Best US Surplus Lines, 2008 Market Review
One example of the success of specialization:
Excess and surplus lines outperform the overall
P&C industry
 Growth through specialization
 Specialty businesses are an attractive market where Endurance is well-poised to succeed

¿ Rapid entry into workers' compensation as the
 market became attractive in 2006; managed
 exit from the business as margins tightened
 in 2008
¿ Exiting the UK property business when it
 did not meet our business mix and
 profitability requirements
¿ Introduction of surety, aerospace, and
 agriculture businesses which have different
 risk profiles than catastrophe to create a more
 diversified portfolio
¿ Exiting offshore energy and national property
 accounts in 2005 following Katrina, given
 unanticipated volatility and lack of model
 clarity; decision validated by 2008 results
Levers we employ in portfolio management
¿ Thoughtfully but aggressively entering markets
 when conditions are attractive
¿ Diversify risks through the introduction of low
 correlation businesses
¿ Actively monitor and react to changing market
 conditions
¿ Reduce exposures during soft markets
¿ Increase/decrease the amount of ceded
 business as necessary
¿ Exit selected business lines when
 fundamentals dictate doing so
Some examples
¿ While growing through specialization and building robust businesses that withstand both hard and soft cycles, we also maximize our returns through active portfolio management
¿ Organizational agility underpins our ability to allocate capital dynamically
Maximizing returns through focused portfolio management

Endurance’s business units
Trailing twelve months (TTM) net premiums written: $1.74 BN*
Reinsurance
Insurance
¿ Agriculture
¿ Personal Accident
¿ Surety
¿ Casualty & Workers’ Compensation
¿ Professional Liability
¿ Property Per Risk
¿ Small Business
¿ Direct Treaty
¿ Aerospace
¿ Casualty Clash
¿ International Property Catastrophe
¿ US Property Catastrophe
¿ Workers’ Compensation Catastrophe
¿ ARMtech Agriculture
¿ US Property
¿ US Casualty
¿ US Miscellaneous E&O
¿ UK Property
¿ Healthcare
¿ Excess Casualty
¿ Professional Lines
¿ Workers’ Compensation
¿ Habitational
¿ Environmental
International
4%
Fortune 1000
12%
Middle Market
7%
21%
Bermuda
23%
US
24%
Program
9%
¿ Casualty
¿ Marine
¿ Motor
¿ Personal Accident
¿ Professional Indemnity
¿ Property
¿ Surety
¿ Trade Credit
Small Risk
* Prior to deposit accounting adjustments
Business overview

2002
2003
2004
2005
2006
2007
2008
TTM 06/09

We have successfully identified new opportunities while remaining disciplined in softening markets

Endurance
YOUR RISK IS OUR FOCUS

Growth curve of our business1
2002-June 30, 2009
1. Based on net premiums written
Small Risk
Program
Middle Market
International
Fortune 1000
US
Bermuda
Reinsurance
Insurance
Meaningfully improved risk
management and diversification
of our business since 2005
Endurance is expanding its capabilities into a range of attractive businesses

2005
2008
TTM 06/09
Property
Casualty
Healthcare
Workers' compensation
Agriculture
Professional lines

Since 2005 we have meaningfully added new capabilities and distribution relationships within our insurance franchise

Endurance
YOUR RISK IS OUR FOCUS

$387.7
$980.6
Managing the insurance portfolio
¿ We have significantly broadened our
 insurance capabilities.
 – Added agriculture line of business
 through the acquisition of ARMtech
 – Opportunistically grew and exited
 California’s workers’ compensation
 – Expanded professional lines through
 addition of underwriting teams and
 new relationships
 – Meaningfully expanded our distribution
 relationships
¿ Reduced healthcare premiums in an
 increasingly competitive environment
Insurance net premiums written
$866.3
Continue to expand insurance capabilities while maintaining discipline

2005
2008
TTM 06/09
Casualty
Property
Catastrophe
Agriculture
Aerospace and Marine
Surety and other

During the softening market we have been disciplined in writing reinsurance business

Endurance
YOUR RISK IS OUR FOCUS

$1,375.0
$808.8
Managing the reinsurance portfolio
¿ Active portfolio management has enhanced
 reinsurance portfolio:
 – From 2005 through 2008, portfolio was
 actively reduced where pricing, terms or data
 quality have not met our requirements
 w Casualty declined 57%
 w Property declined 46%
 w Aerospace and Marine declined 67%
 – Improved deployment of catastrophe
 capacity has improved risk adjusted returns
¿ We have maintained our underwriting expertise
 and are well positioned to grow as opportunities
 arise
Reinsurance net premiums written*
* Prior to deposit accounting adjustments
$876.1
Reinsurance book has reduced due to cycle management but is highly scaleable

Our results
Summary
¿ Strong return to shareholders
 – Inception to date total return to investors of 16.7%. Total return measured by the change in diluted book value per common share plus dividends divided by beginning diluted book value per share.
¿ Superior returns on equity
 – 19.3% average annual operating ROE from 2006 through 2008, and better than peer median throughout the cycle
 – 14.2% inception to date average annual operating ROE
¿ Exceptional underwriting performance
 – Inception to date combined ratio of 92.2%
 – 2008 Ike and Gustav losses were below peer averages
¿ Disciplined capital management approach exemplified by
 – Attractive dividend yield of ~3-4%
 – $1.1 billion of capital returned to shareholders since inception
¿ Performance across key metrics compares favorably to peers

$19.37
$21.73
$24.03
$27.91
$23.17
$28.87
$35.05
$33.06
$34.34
$38.07
1,162
1,218
1,645
1,862
1,873
2,298
2,512
2,207
2,254
2,476
2001
2002
2003
2004
2005
2006
2007
2008
1Q09
2Q09
Book Value
Diluted Book Value Per Share

Endurance
YOUR RISK IS OUR FOCUS

Book Value ($MM) and Diluted Book Value
Per Common Share ($)
From December 31, 2001 - June 30, 2009
Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding.
* Diluted book value growth plus dividends
12.9% CAGR, diluted book
value per common share*
Our results
Diluted book value per common share has grown 126% since inception*

25.7%
23.8%
17.3%
19.9%
19.7%
7.8%
8.5%
-11.9%
2002
2003
2004
2005
2006
2007
2008
2Q09 YTD

Operating ROE(%)1
From 2002-2008
1. ROE is defined as 3-yr rolling average operating ROAE
2. Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, IPC re, Axis, Transatlantic, Everest, PartnerRe, Platinum, Montpelier
 and Max Capital
Impact of Hurricanes Gustav and Ike
claims and mark to market accounting
impact from investment portfolio
Impact of Hurricanes
Katrina, Rita, and
Wilma claims
Endurance
ENH 3-year rolling average ROE
19%
Median peer 3-year rolling average ROE
First year after
inception; capital not
yet fully deployed
18%
8.4%
6.9%
Our results
We have outperformed peers throughout the cycle1

$MM
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2003
2004
2005
2006
2007
2008
2Q09
1,300
345
103
1,213
650
391
1,309
364
200
447
1,318
780
200
447
1,091
1,221
200
449
150
762
1,245
200
447
150
806
1,470
200
447
150

$MM
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Short Tail
Long Tail
Other
Total
Case Reserves
IBNR

Endurance
YOUR RISK IS OUR FOCUS

Strong and flexible capital structure
¿ IBNR represents 64% of company reserves
¿ 75% of long tail reserves are IBNR
Prudent and strong reserves
¿ Established history and growth
¿ Rated “A” by A.M. Best and S&P; A2 by Moody’s
¿ Debt to total capital of 15.3%
Common Share Capital
Retained Earnings
Preferred Equity
Debt
Contingent Equity
Reserves as of June 30, 2009
Balance sheet strength at June 30, 2009

2003	2004	2005	2006	2007	2008	Total Development
(31,389)	(134,462)	(161,003)	(49,969)	(156,826)	(148,531)	(682,180)

Endurance
YOUR RISK IS OUR FOCUS

Industry-leading practice: loss triangles published annually in February provide a transparent view of Endurance’s loss development
¿ Composition of Ultimate Loss &
 Loss Adjustment Expense (LAE)
 for each accident year
¿ Ultimate Loss & LAE ratios
 represent latest available
 estimate of loss and expenses as
 a percentage of earned
 premiums
What to look for:
¿ Loss emergence shows the
 change in total expected losses
 over time
¿ Negative total development figures
 represent reserves that have been
 released into earnings
¿ Changes in reserves at end of
 each 12-month period for each
 accident year are reflected in
 Ultimate Loss & LAE
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2001	1,320	295	0	0	24	0	320	24%
2002	461,490	110,528	19,539	9,326	38,278	1,007	178,677	39%
2003	1,241,128	319,503	56,153	10,258	124,598	2,865	513,376	41%
2004	1,635,212	577,846	71,612	12,837	180,870	3,981	847,145	52%
2005	1,788,208	1,330,584	211,331	27,078	225,370	7,102	1,801,464	101%
2006	1,878,301	403,706	105,119	12,215	328,621	8,539	858,200	46%
2007	1,763,709	313,668	162,789	19,887	447,286	17,466	961,097	54%
2008	2,164,829	489,409	443,097	18,324	687,581	22,757	1,661,170	77%
	10,934,196	3,545,538	1,069,639	109,925	2,032,628	63,717	6,821,449	62%
Gross
ITD summary
Endurance Specialty Holdings LTD.
Accident Year Global Development Triangles
Valuation date: December 31, 2008
Value in Thousands USD(1.4629 USD/GBP)
Ultimate Loss & LAE
	12	24	36	48	60	72	84	96
2001				398	322	319	277	320
2002	240,931	209,542	182,184	195,440	189,694	182,052	178,677
2003	736,190	628,688	556,093	538,247	528,584	513,376
2004	1,095,479	993,890	908,496	879,490	847,145
2005	1,804,173	1,863,194	1,833,851	1,801,464
2006	989,294	908,165	858,200
2007	976,391	961,097
2008	1,661,170
	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development
2001				398	(75)	(3)	(42)	43	320
2002	240,931	(31,389)	(27,357)	13,256	(5,746)	(7,643)	(3,375)		(62,254)
2003	736,190	(107,502)	(72,595)	(17,845)	(9,664)	(15,207)			(222,814)
2004	1,095,479	(101,589)	(85,394)	(29,006)	(32,345)				(248,334)
2005	1,804,173	59,020	(29,343)	(32,387)					(2,710)
2006	989,294	(81,129)	(49,965)						(131,094)
2007	976,391	(15,295)							(15,295)
2008	1,661,170
Total	7,503,628	(277,884)	(264,654)	(65,584)	(47,830)	(22,853)	(3,417)	43	(682,181)
Loss Emergence
Calendar Year Emergence
Timely published loss triangles—an example of our commitment to transparency

Other, $319mm
Short term, $106mm
Non-agency RMBS, $283mm
Non-agency CMBS, $513mm
Investment grade and high-yield corporates and munis, $458mm
Foreign government, $185mm
ABS, $228mm
Government guaranteed Corporates, $654mm
Agency MBS, $1,015mm
Government and agency debt, $725mm
Cash and equivalents, $1,180mm[1]

Endurance
YOUR RISK IS OUR FOCUS

 Alternatives are limited and carefully selected
Currently carried at an average of 83% of amortized cost:
 – 61% of CMBS are vintage 2005 or older
 – 59% of RMBS are vintage 2005 or older
 – No subprime MBS
 – No credit or interest rate derivatives
¿ Market yield: 3.77%
¿ Book yield: 3.51%
¿ Average rating: Aaa/AAA
¿ Duration: 2.07 years
65% of
investments are in
cash, U.S.
Government or
U.S. Government
backed securities
(1) Net of investments pending settlement
$5.7 Billion in Investments
Investment portfolio composition at June 30, 2009

Prime					
Vintage	Face Amount	Market Value	Average Credit Enhancement	Average 60+ Delinquency	Collateral Cumulative Loss to Date
2007	$95,313	$67,195	7.7%	7.2%	0.8%
2006	$61,252	$42,575	10.4%	9.8%	1.0%
2005	$29,759	$22,910	5.6%	4.5%	0.2%
2004 and Earlier	$91,524	$71,886	7.7%	2.4%	0.1%
Total	$277,848	$204,566	8.0%	5.7%	0.5%

Alt-A					
Vintage	Face Amount	Market Value	Average Credit Enhancement	Average 60+ Delinquency	Collateral Cumulative Loss to Date
2007	$0	$0			
2006	$5,418	$3,849	8.2%	22.5%	2.1%
2005	$56,367	$43,012	12.3%	10.0%	0.6%
2004 and Earlier	$31,769	$25,103	13.4%	7.1%	0.4%
Total	$93,554	$71,964	12.5%	9.6%	0.6%

Total					
Vintage	Face Amount	Market Value	Average Credit Enhancement	Average 60+ Delinquency	Collateral Cumulative Loss to Date
2007	$95,313	$67,195	7.7%	7.2%	0.8%
2006	$66,670	$46,424	10.3%	10.9%	1.1%
2005	$86,126	$65,922	10.0%	8.1%	0.5%
2004 and Earlier	$123,293	$96,989	9.2%	3.6%	0.2%
Total	$371,402	$276,530	9.2%	6.7%	0.5%

Current market valuation of the non-agency RMBS portfolio implies a significantly worse underlying loan default rate than the current delinquency rate of 6.7%

Endurance
YOUR RISK IS OUR FOCUS

Senior non-agency RMBS portfolio as of 6/30/09
(1) Does not include $7 million of notes that are non-US RMBS.
(1)
The RMBS portfolio is trading $95mm below face value (average price of 75%). The current discount to face value would be realized through actual writedowns on the securities under the following approximate cumulative default and severity scenarios:
•’06 and ‘07 Prime - 50% cumulative defaults / 70% loss severity
•‘05 and Earlier Prime - 45% cumulative defaults / 60% loss severity
•‘06 Alt-A - 70% cumulative defaults / 80% loss severity
•‘05 Alt-A - 50% cumulative defaults / 70% loss severity
•‘04 and Earlier Alt-A - 40% cumulative defaults / 60% loss severity

CMBS					
Vintage	Face Amount	Market Value	Average Credit Enhancement	Average 60+ Delinquency	Cumulative Loss to Date
2007	$119,012	$93,887	30.6%	3.2%	0.0%
2006	$120,910	$97,199	30.7%	3.4%	0.0%
2005	$117,892	$103,029	29.8%	3.3%	0.1%
2004 and Earlier	$195,043	$189,985	34.5%	2.2%	0.4%
Total	**$552,857**	**$484,100**	**32.0%**	**2.9%**	**0.2%**

Loan Age	Defeased Adjusted Credit Enhancement	Current Delinquencies	Collateral Cum Loss to Date
9.1 years	26.0%	4.5%	1.2%

Defeased Adjusted Credit Enhancement
$120
$100
$80
$60
$40
$20
$0
Market Value (in millions)
2007
2006
2005
2004 and Earlier
Vintage
Between 10% and 20%
Between 20% and 30%
Greater than 30%

Current market valuation of the non-agency CMBS portfolio implies a significantly worse underlying loan default rate than the current delinquency rate of 2.9%

Endurance
YOUR RISK IS OUR FOCUS

The analysis above excludes a seasoned CMBS portfolio (87% 2004 and earlier) with an aggregate market value of $25mm and the following average characteristics:

Senior non-agency CMBS portfolio as of 6/30/09
(1)
(1)
The CMBS portfolio is trading $68mm below face value (average price of 88%). The current discount to face value would be realized through actual writedowns on the securities under the following approximate cumulative default and severity scenarios:
•‘06 and ‘07 Vintage - 90% cumulative defaults / 50% loss severity
•‘05 Vintage - 80% cumulative defaults / 40% loss severity

Conclusion
Endurance is a compelling investment opportunity
¿ Endurance offers investors significant upside potential, based on combination of:
 – Strong franchise positions in attractive specialty markets
 w Globally diversified portfolio of insurance and reinsurance units operated with deep and distinctive expertise
 w Superior distribution capabilities with strong access to independent agent, middle market and retail distribution networks
 w Active portfolio management actions have maintained strong risk adjusted return potential while reducing overall volatility
 – Excellent balance sheet strength and liquidity
 w High quality fixed income investment portfolio offers upside potential from current market values
 w Prudent reserving philosophy and strong reserve position; Strong history of favorable development
 w Industry leading ERM
 – The future outlook is attractive
 w Outlook for P&C insurance sector overall is attractive;
 w Pricing in most lines is stable or improving with opportunities to continue generating attractive returns
 w Endurance is well-positioned to fill gaps left by weakened incumbents
 – Relative value vs. peers
 w ENH currently trading at a discount to book and peers, which appears unwarranted given strong absolute and relative performance and strong positioning
 w P&C stock prices have fallen in line with other financials, which appears unwarranted given the industry’s financial performance and improving market conditions

Appendix

Buy
Build
Partner
2008
2006
2001
2002
2003
2004
2005
2007
Acquired
LaSalle
portfolio
Acquired
HartRe
Acquired
ARMtech
Partnered with
leading California
workers’ comp
provider
Acquired XL
Surety
reinsurance
Established
US
reinsurance
Established
UK/Europe
reinsurance
Established
Fortune 1000
insurance
Established
UK Middle
Market
insurance
Established
US
Middle
Market
insurance
Established
Agriculture
reinsurance
Partnered with
leading
environmental
contractor provider
Established
operations
Partnered with
leading habitational
risk provider
Established
catastrophe
reinsurance
Growth through specialization
We have a strong track record of entering new businesses to meet our strategic aims

Best-in-class
ERM

and controls

- Asset management: approach incorporates capital-at-risk limits, stress testing and ratings triggers
- Liability management
  - Concentration management
  - Delegated authorities

- Senior management understands and values ERM as a source of competitive advantage
- Board of Directors highly skilled in insurance and finance

"Excellent" ERM rating by S&P in 2008
Youngest company and one of only four P&C companies in the U.S. and Bermuda to achieve the highest designation

Endurance
YOUR RISK IS OUR FOCUS

Optimally manage capital and risks
¿ Manage towards a required return on
 risk-adjusted capital
¿ Quantify risks taken and limit ones
 that threaten solvency/viability
Clearly defined risk tolerances
Strong governance structure
Corporate culture
¿ Ownership mentality
¿ Transparency and communication of
 ERM strategies
Balance sheet strength and durability
Our commitment to ERM supports superior performance

1. % of net written premiums in 2008
Each of our
businesses
are led by
industry
leading
professionals
with market
expertise and
maintain the
following
sources of
competitive
advantage
Endurance
Insurance
55%1
Middle Market
Small Risk
Program
Bermuda
US
Fortune 1000
International
Reinsurance
45%
Diverse mix of access to exposure, split
between insurance and reinsurance,
and across customer segments
¿ Service and
 technology-based
 distribution
 strategy
¿ Strong local
 presences
¿ Strong product
 development
¿ Cost-efficient
 production
¿ Professional
 team with
 extremely strong
 underwriting
 experience
¿ Long-term
 relationships
 (over 20 years)
 with key brokers
¿ Very strong
 reinsurance
 relationships
¿ Individual risk
 underwriting
 model, as
 opposed to
 market share
 approach
¿ Very low
 historical loss
 ratio based on
 superior
 underwriting
¿ Deep
 distribution
 management
 capabilities
¿ Utilize
 technology to
 enhance control
 environment
¿ Multi-disciplined
 teams of
 professionals
 dedicated to
 program
 management
 and oversight
¿ Access to
 business
 through
 combination of
 insurance and
 reinsurance
 networks
¿ 3-pronged
 underwriting
 approach
 – Specialized
 – Relationship-
 based
 – Opportunistic
¿ Dedicated
 professional
 teams with skills
 tailored to each
 approach
¿ Face-to-face
 service model
 and access to
 global network
 of clients
¿ Industry leading
 underwriting
 margins
¿ Aggressive
 portfolio
 management
¿ Industry leading
 technology and
 modeling
¿ Distinctive
 footprint and
 lean
 underwriting
 approach vs.
 most Bermuda
 competitors
¿ Shifting focus of
 business to
 Zurich and
 Singapore
¿ Strong local
 market
 presence with
 experienced
 professionals
Business organization and competitive advantages

$MM
400
300
200
100
0
100%
80%
60%
2002
2003
2004
2005
2006
2007
2008
Net written premium
Net loss ratio

Endurance
YOUR RISK IS OUR FOCUS

1. As of October 9, 2008
2. Premiums and loss ratios are net of cessions to the FCIC only
¿ Acquired in December 2007
¿ Traditional multi peril crop insurer with a 6.1%
 market share of the $4.7 BN MPCI market1
¿ Endurance’s portfolio currently includes over
 50,000 clients and 100,000+ individual policies
¿ Agriculture insurance is an attractive and growing
 segment
Overview of Small Risk - ARMtech
¿ Strong local presence of field representatives that
 deliver technology driven products to independent
 agents
¿ Product development expertise
¿ Expense advantage - low cost manufacturer
 – Leverage technology
 – Centralized and scaleable back office
 – Well distributed sales and claims staff
Competitive advantage
¿ We will leverage our exceptional customer
 service, scalable operating platform, and low cost
 structure to grow the market share
¿ Continue to grow in the small risk space utilizing
 strong local presence and distribution, product
 development, and technology
Go forward strategy and outlook
ARMtech performance from 2002-20082

Case study: ARMtech represents a successful entry into Agriculture

¿ Endurance began investing and organically
 growing it’s US middle market business in 2005
¿ Developed a well established branch network
 – Provide admitted and non-admitted policy
 forms
 – World class policy administration system that
 allows for rapid integration of new products
¿ Middle Market represents a large but fragmented
 opportunity with attractive margins. This space:
 – Reflects less concentrated single risk
 exposures, which balances our Fortune 1000
 business
 – Represents business which is often poorly
 served by standard carriers
 – Has historical results better than industry
Overview of Middle Market
¿ Our credible underwriting staff with extensive
 experience managing through hard and soft
 markets
¿ Long term relationships with key producers who
 are leaders in the wholesale distribution system
¿ Proven ability to attract underwriters and find
 niche pockets of attractive business, e.g.
 successfully opened 10 branch locations
Competitive advantage
¿ Extend our existing US business model
 geographically and by product
¿ Continue to organically build through leveraging
 existing capabilities and hiring new teams to take
 advantage of current market opportunities
Go forward strategy and outlook

We are now building a similarly differentiated specialized portfolio within Middle Market

52.0%
34.0%
44.0%
126.0%
36.6%
33.3%
74.9%
38.7%
2002
2003
2004
2005
2006
2007
2008
2Q09 YTD

Endurance
YOUR RISK IS OUR FOCUS

¿ This business is one of the highest margin
 businesses through the underwriting cycle
 – Rating agency constraints and market
 behaviors put floor on cycle
¿ Success requires active portfolio management
 – Key is to maintain proper infrastructure and set
 of internal controls
¿ Track record of attractive underwriting margins
 – Inception to date underwriting ratio of 58.0%
 – Our performance in 2008 with Ike and Gustav
 was significantly better than peers1
Overview of Bermuda Catastrophe
¿ Industry leading technical underwriter
 – Recognized as Excellent in ERM by S&P
 – Face-to-face contact with clients aids risk
 selection
¿ Seasoned industry participant that has leveraged
 active client management to move towards more
 attractive accounts
¿ Global reinsurance network provides greater
 access to clients
Competitive advantage
¿ Continue to write quality business through both
 hard and soft cycles
¿ Attract internal and external sources of capital
¿ Portfolio manage concentrations and leverage
 global network to seek out diversifying exposures
Go forward strategy and outlook
1. Composite peer median based on SNL data. Includes Platinum, Allied World, Arch, Ren Re, IPC re, Axis, Transatlantic, Everest, PartnerRe, Montpelier
 and Max Capital
Underwriting Ratio from 2002-2Q09
Case study: Strong performance in Bermuda Cat driven by strategy and cycle management

176%
151%
126%
101%
76%
51%
1998
2000
2002
2004
2006
2008

$300
$250
$200
$150
$100
$50
$
2006
2007
2008
2009

Endurance
YOUR RISK IS OUR FOCUS

¿ California market identified as an opportunity,
 especially in small business niche markets (small,
 regional company focus through independent agents)
¿ Entered the business in 2006 with a partner who
 provided technology and distribution expertise
 – Partner was a successful reinsurance client
 – Relationship parlayed into primary insurance
 partnership; serves as template for future
 opportunities
¿ Ramped up the business to over 100,000 policies in
 three years
¿ In late 2008, concluded that expected loss cost
 trends would continue to erode and competitive
 pressures would increase
 – Exited the business in early 2009
¿ From 2006 to 2008, we wrote $541 MM in net
 premiums and the business has generated returns
 above initial expectations
Overview of California Workers’ Compensation
Net premiums written
Workers’ Comp insurance industry performance1
1995-2008
1. Source: WCIRB estimated accident year combined loss and expense ratios
Note: 2008 industry combined ratios projected based on market trends and Endurance’s performance
Exited
business
Endurance spotted an historic
opportunity to enter what is generally
considered a difficult market

Case study: Our California Workers’ Comp insurance play represents a successful, replicable business model

Fortune 1000 Performance
$MM
400
300
200
100
0
90%
50%
2002
2003
2004
2005
2006
2007
2008
Net premiums written
Underwriting Ratio

Endurance

YOUR RISK IS OUR FOCUS

¿ Historically a high margin business
¿ Comprised of large risk casualty business which
 includes, healthcare, excess casualty, and
 professional lines insurance
¿ Endurance is expanding market share by opening
 2 new offices
 – US healthcare team and US professional lines
¿ Challenges faced by large distressed carriers
 creating opportunities
¿ This business has generated economic margins
 of ~30% (includes underwriting and investment
 returns)
Overview of Fortune 1000
¿ Strong distribution management capabilities
¿ Demonstrated low underwriting ratio as compared
 to peers
¿ Endurance is a technical risk underwriter
 – Actuarial models built around exposure
 management based on proprietary
 information gained from client knowledge
 – Strong reliance on pricing tools
Competitive advantage
¿ Continue to selectively expand our footprint from
 Bermuda to the United States to better align with
 evolving distribution model
¿ Leverage our distribution management
 capabilities
¿ We believe the combination of underwriting
 excellence and expanded operational capabilities
 positions us very well for the next 5 years
Go forward strategy and outlook

Fortune 1000 - business overview

¿ Represents a large opportunity for Endurance in
 today’s marketplace as the weakening of
 incumbents will increase available share of new
 program businesses
¿ To be individually underwritten in a cost effective
 way this business is better accessed through
 distribution partnerships
¿ We have two distinct partnership models
 depending on the type of risk:
Overview of Program Business
¿ Broad underwriting capabilities
 – Better qualified to monitor underwritten
 business
 – Ability and discipline to be selective
¿ Underwriting mature books of business that are
 susceptible to analysis
¿ Demonstrated successful experience in this
 business model
Competitive advantage
¿ Capitalize on weakness of large incumbents
 – Flight to more stable business partners
¿ Leverage in-house underwriting expertise
Go forward strategy and outlook
	Opportunistic entry and exit	Ongoing partnership
Example	California Worker’s compensation	Environmental insurance
Details	Entry in 2006 when the business was attractive, exit in 2009 as cost trends eroded and competitive pressures increased	Ongoing where partner underwrites using Endurance’s underwriting technology platform

Program business overview

¿ US Reinsurance is the broadest and deepest
 reinsurance market with a wide variety of risks,
 aggressive competitors and pronounced
 underwriting cycles
¿ Historically, reinsurers in the US have competed
 using market tracking and market share
 strategies. However, Endurance aspires to
 generate higher margins by using a three-pronged
 approach
 – Specialized underwriting: Stable, well-respected
 underwriting teams that operate as specialists
 within their niche
 – Opportunistic/capabilities underwriting:
 Opportunistic approach to identifying and targeting
 attractive businesses while maintaining discipline
 to exit and enter markets as the cycle dictates
 – Relationship underwriting: Focused strategy of
 working with best of breed companies that have
 strong franchises and are less susceptible to
 competition
 w Technical underwriters similar to Endurance
Overview of US Reinsurance
¿ Distinctive combination of cycle management and
 comprehensive underwriting capabilities
¿ Experienced team with broad expertise
¿ Specialist underwriters supported by claims and
 actuarial teams
¿ Flexible technology platform
Competitive advantage
¿ Expand specialty underwriting products
 – Surety and direct lines of business
¿ Opportunistically enter markets that are
 experiencing greater diversification due to
 counterparty risk
¿ Expand relationships where clients are proving to
 be strategically positioned to withstand market
 pressures
Go forward strategy and outlook

US Reinsurance business overview

¿ Global operations in London, Zurich, and
 Singapore
¿ Broadly bifurcated market approach to serve both
 London and local markets
 – Maintain capabilities to serve in both markets
 – Deep and broad relationships with clients
¿ Positioning resources to replicate strategy
 employed in the US
¿ Represents a large opportunity for Endurance in
 today’s marketplace as the weakening of large
 incumbents will increase available share of new
 business
Overview of International Reinsurance
¿ Differentiated operating model which combines
 specialized underwriting skills with operational
 efficiency
 – Local senior underwriters
 – Lean focused multi-disciplinary team
¿ Leverage of assembled network of expertise to
 draw from the Bermuda catastrophe and New
 York specialist teams
Competitive advantage
¿ Leverage relationships into other lines of business
 – We have widely dispersed cat clients and
 contract base
¿ Build network through face to face contact and
 ability to respond quickly to market opportunities
Go forward strategy and outlook

International Reinsurance business overview

$MM (except per share data and %)	June 30, 2009	June 30, 2008	$ Change	% Change
Net premiums written	480.0	469.4	10.6	2.2
Net premiums earned	434.2	453.1	(18.9)	(4.2)
Net investment income	88.8	60.5	28.3	46.8
Net underwriting income	45.6	51.6	(6.0)	(11.6)
Net income	149.1	103.3	45.8	44.3
Operating income	130.8	102.7	28.1	27.4
Fully diluted net income EPS	2.42	1.54	0.88	57.1
Fully diluted operating EPS	2.11	1.53	0.58	37.9
Financial highlights

	June 30, 2009	June 30, 2008
Operating ROE	23.5%	16.9%
Net loss ratio	62.4%	60.7%
Acquisition expense ratio	14.7%	16.7%
General and administrative expense ratio	12.5%	11.6%
Combined ratio	89.6%	89.0%
Diluted book value per share	$38.07	$36.72
Investment leverage	2.62	2.39
Key operating ratios
Financial results for second quarter 2009

In $MM	June 30, 2009	June 30, 2008	$ Change	% Change
Property	22.1	36.6	(14.5)	(39.6)
Casualty	28.3	35.0	6.7	(19.1)
Healthcare liability	22.9	25.2	2.3	(9.1)
Workers’ compensation	(2.6)	63.5	(66.1)	NM
Agriculture	28.7	44.2	(15.5)	(35.1)
Professional lines	54.4	30.0	24.4	81.3
Total insurance	153.8	234.4	80.6	(34.4)
Insurance Segment
In $MM	June 30, 2009	June 30, 2008	$ Change	% Change
Casualty	84.0	36.3	47.7	131.4
Property	55.2	34.9	20.3	58.2
Catastrophe	148.4	122.2	26.2	21.4
Agriculture	2.9	5.2	(2.3)	(44.2)
Aerospace and marine	21.6	21.9	(0.3)	(1.4)
Surety and other specialty	14.4	14.8	(0.4)	(2.7)
Total reinsurance	326.5	235.3	91.2	38.8
Reinsurance Segment*
In $MM	March 31, 2009		$ Change	% Change
Deposit accounting adjustments	(0.2)	(0.3)	0.1	33.3
Total	480.0	469.4	10.6	2.2
Total
* Prior to deposit accounting adjustments
Net written premiums

In $MM	2002	2003	2004	2005	2006	2007	2008	YTD June 30, 2009	2002 through 2Q09
Net premiums written	765	1,598	1,697	1,619	1,586	1,575	1,784	1,342	11,687
Net premiums earned	369	1,174	1,633	1,724	1,639	1,595	1,766	812	10,712
Net underwriting income	51	179	232	(410)	304	322	111	79	868
Net investment income	43	71	122	180	257	281	130	153	1,238
Net income before preferred dividend	102	263	356	(220)	498	521	99	227	1,846
Net income available to common shareholders	102	263	356	(223)	483	506	83	220	1,789
Diluted EPS	$1.73	$4.00	$5.28	($3.60)	$6.73	$7.13	$1.31	$3.65
Financial highlights since 2002
Key operating ratios	2002	2003	2004	2005	2006	2007	2008	YTD June 30, 2009*	Inception- to -date
Combined ratio	86.2%	84.7%	85.8%	123.5%	81.5%	79.9%	93.5%	90.8%	92.2%
Operating ROE	7.8%	17.3%	19.9%	(11.9%)	25.7%	23.8%	8.5%	19.7%	14.2%
Book value per share	$21.73	$24.03	$27.91	$23.17	$28.87	$35.05	$33.06	$38.07
* Operating ROE is annualized
Financial overview: historical

$MM
100
80
60
40
20
0
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2002
2003
2004
2005
2006
2007
2008
2Q09 YTD*
Dividends paid
Annual dividend/share

$MM
350
300
250
200
150
100
50
0
2002
2003
2004
2005
2006
2007
2008
2Q09 YTD

Actively manage capital and have returned approximately $1.1BN in capital to shareholders, inception-to-date

Endurance
YOUR RISK IS OUR FOCUS

Pay an attractive dividend yield
Return capital as market conditions soften
Note: Dividend yield based on common shares. Endurance also issues a $1.94 dividend to its preferred shares on an annual basis.
* Annual dividend per share is annualized for 2009
Capital management
We have maintained a disciplined capital management approach